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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JULY 14, 1998
                                 -------------
               Date of Report (Date of earliest event reported)


                       ARMSTRONG WORLD INDUSTRIES, INC.
                       --------------------------------
            (Exact Name of Registrant as Specified in its Charter)


  PENNSYLVANIA                  1-2116                   23-0366390
  ------------                  ------                   ----------
(State of Organization)  (Commission File Number)      (IRS Employer
                                                     Identification No.)

                                 P.O.BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
                         -----------------------------
       (Address of Registrant's Principal Executive Office)  (Zip Code)

                                (717) 397-0611
                               ----------------
             (Registrant's telephone number, including area code)



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Item 5.   Other Events.
          ------------

          On July 14, 1998, Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), announced its second quarter earnings results. A copy of the Company's press release, dated July 14, 1998 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

          On July 24, 1998, Sapling Acquisition, Inc., a wholly-owned subsidiary of the Company, was merged with and into Triangle Pacific Corp. ("Triangle"). Triangle is now a wholly-owned subsidiary of the Company. A copy of the Company's press release, dated July 24, 1998 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          Financial Statements.

               None.

          Pro Forma Financial Information.

               None.

          Exhibits.

               99.1      Press Release, dated July 14, 1998.

               99.2      Press Release, dated July 24, 1998.


                                       2

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ARMSTRONG WORLD INDUSTRIES, INC.

                        By: /s/ Deborah K. Owen
                            _________________________
                            Deborah K. Owen
                            Senior Vice President, Secretary and General Counsel

Date: July 28, 1998
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                                 EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------

99.1                Press Release, dated July 14, 1998.

99.2                Press Release, dated July 24, 1998.